                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  January 19, 2001
                                                 ------------------


                       NATIONAL COMMERCE BANCORPORATION
                       --------------------------------
            (Exact name of registrant as specified in its charter)


          Tennessee                     0-6094                  62-0784645
----------------------------         ------------          -------------------
(State or other jurisdiction         (Commission            (I.R.S. Employer
      of incorporation)              File Number)          Identification No.)


 One Commerce Square, Memphis, Tennessee                            38150
----------------------------------------                          ----------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code   (901) 523-3371
                                                   -----------------


                                Not Applicable
                                --------------
  (Former name, former address and former fiscal year, if changed since last report)

                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events.

        Press Release

          National Commerce Bancorporation made a publicly-disseminated press release on January 19, 2001, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.  Regulation FD Disclosure.

          National Commerce Bancorporation ("NCBC") is furnishing this Current Report on Form 8-K with respect to a presentation being made by NCBC President and Chief Executive Officer Ernest C. Roessler on January 24, 2001 at a conference sponsored by Salomon Smith Barney's Fourth Annual Financial Services Conference. Attached hereto and incorporated herein as Exhibit 99.2 is the text of that presentation.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

          The exhibits listed in the exhibit index are furnished as a part of this Current Report on Form 8-K.

     Exhibit
     Number              Description
     ------              -----------

     99.1      Press Release dated January 19, 2001.

     99.2      Investor Presentation dated January 24, 2001.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    NATIONAL COMMERCE BANCORPORATION


Date: January 22, 2001              By: /s/ Charles A. Neale
                                        --------------------------------
                                        Charles A. Neale
                                        Senior Vice-President and
                                        General Counsel